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                                  EXHIBIT 24.1

                                POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints any one of MARTIN M. KOFFEL and KENT P. AINSWORTH, each with full power to act without the other, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on SEC Form 10-K for fiscal year 2000 of URS Corporation, and any or all amendments thereto, and to file the same with all the exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all extents and purposes as he might or could do in person, thereby ratifying and confirming all that such attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

This Power of Attorney may be executed in separate counterparts.

Dated:  December 20, 2000.


/s/ Richard C. Blum                      /s/ Martin M. Koffel
-------------------------------------    --------------------------------------
Richard C. Blum                          Martin M. Koffel
Director                                 Director


/s/ Armen Der Marderosian                /s/ Richard B. Madden
-------------------------------------    --------------------------------------
Armen Der Marderosian                    Richard B. Madden
Director                                 Director


/s/ S. Robert Foley, Jr.                 /s/ Jean-Yves Perez
-------------------------------------    --------------------------------------
S. Robert Foley, Jr.                     Jean-Yves Perez
Director                                 Director


/s/ Marie L. Knowles                     /s/ Richard O. Praeger
-------------------------------------    --------------------------------------
Marie L. Knowles                         Richard O. Praeger
Director                                 Director


/s/ Irwin L. Rosenstein                  /s/ William D. Walsh
-------------------------------------    --------------------------------------
Irwin L. Rosenstein                      William D. Walsh
Director                                 Director